UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 24, 2013

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REGENT TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-13621	84-0807913
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5646 Milton Street, Suite 722 Dallas, Texas 75206
(Address of Principal Executive Offices)

(855) 744-7449

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 24, 2013, our subsidiary, Regent Natural Resources Co., entered into an agreement to explore and develop a lease covering 2,400 gross acres in Zavala County, Texas. The agreement covers that portion of the lease which is prospective for oil in the Eagle Ford shale formation, the Austin Chalk and the Buda Limestone. The lease has produced over 140,000 barrels of oil from two horizontal wells completed in the Austin Chalk and currently has one horizontal well producing 1-3 barrels per day from the Austin Chalk.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REGENT TECHNOLOGIES, INC.

	By:	/s/ David A. Nelson
Date: January 7, 2014		David A. Nelson
President

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